Exhibit 99.1

NEWS RELEASE

Global Power • 400 E Las Colinas Blvd., Suite 400 • Irving, TX 75039

FOR IMMEDIATE RELEASE

Global Power Provides Update on Reporting 2016 Financials

IRVING, Texas, June 28, 2017 — Global Power Equipment Group Inc. (OTC: GLPW) (“Global Power” or the “Company”) today announced that, due to the complexity of reconciling and conforming 2016 methodologies following the restatement of its 2015 and prior financial statements, the finalization of its December 31, 2016 financial statements and audit process is not expected to be completed in a timeframe that allows the Company to file its Annual Report on Form 10-K for 2016 with the U.S. Securities and Exchange Commission by the end of June 2017 as previously planned.  As the Company stated in a Current Report on Form 8-K, the Company’s new lending agreement requires it to provide audited financial statements for 2016 to its lenders by August 31, 2017.  It is expending its best efforts to file earlier than that date.

The Company plans to host a teleconference/webcast following the filing of its 2016 financial results.  An announcement regarding the details of the conference call will be made prior to the filing of the Form 10-K and the publishing of the related news release.

About Global Power
Global Power Equipment Group Inc. is a design, engineering and manufacturing firm providing a broad array of equipment and services to the global power infrastructure, energy and process industries.  The Company reports in three operating segments:  The Mechanical Solutions segment (formerly Auxiliary Products) designs, engineers and manufactures a comprehensive portfolio of equipment for utility-scale natural gas turbines.  The Electrical Solutions segment provides custom-configured electrical houses and generator enclosures for a variety of industries.  The Services segment provides lifecycle maintenance, repair, on-site specialty support, outage management, construction and fabrication services for the power generation, industrial, chemical/petrochemical processing, and oil and gas industries.  The Company provides information at its website: www.globalpower.com.

Forward-looking Statement Disclaimer
This press release contains “forward-looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995.  The forward-looking statements include statements or expectations regarding our ability to comply with the covenants under our new credit agreement and the timing to complete the audit of our 2016 financial statements and the timing and ability of the Company to file its Annual Report on Form 10-K for 2016 in June 2017.  These statements reflect our current views of future events and financial performance and are subject to a number of risks and uncertainties.  Our actual results, performance or achievements may differ materially from those expressed or implied in the forward-looking statements. Risks and uncertainties that could cause or contribute to such material differences include a delay in the auditor’s completion of the audit of the 2016 financial statements, the Company’s inability to prepare and file the 2016 Form 10-K within the expected time frame, and the Company’s inability to comply with the covenants under its credit agreement. Additional risks and uncertainties that could cause actual results to differ from what is anticipated include, but are not limited to, continued delays in the completion of the audited 2016 financial statements and certain periodic reports, decreased demand for our products and services, loss of any of our major customers or termination of our relationship with key vendors, whether pursuant to the loss of pending or future bids for either new business or an extension of existing business or customer or contractor bankruptcy, our inability to sell assets and make acquisitions, volatility of our stock price, deterioration or uncertainty of credit markets, and the banking environment or monetary policy.

Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in our filings with the SEC, including the section of our previously-filed 2015 Annual Report on 10-K titled “Risk Factors.”  Any forward-looking statement speaks only as of the date of this press release.  Except as may be required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and we caution you not to rely upon them unduly.

Investor Relations Contact:
Deborah K. Pawlowski
Kei Advisors LLC

(716) 843-3908
dpawlowski@keiadvisors.com

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